AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of May 31, 2017, and is by and among Pioneer Financial Services, Inc., a Missouri corporation, Pioneer Funding, Inc., a Nevada corporation, PSLF, Inc., a Missouri corporation, and Pioneer Services Sales Finance, Inc., a Nevada corporation, jointly and severally (individually and collectively, the “Company”), the Required Lenders, and The PrivateBank and Trust Company, as administrative agent for the Lenders.
Recitals

A.
Each Company, Pioneer Military Insurance Company, a Nevada corporation (“PMIC”), the Administrative Agent and Lenders are party to that certain Credit Agreement dated as of December 23, 2015 (as amended from time to time, the “Credit Agreement”). PMIC was dissolved on or about February 13, 2017.

B.	Each Company, the Required Lenders, and the Administrative Agent have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, each Company, the Administrative Agent and the Required Lenders hereby agree as follows:
1.    Definitions. All references to the “Agreement” or the “Credit Agreement” in the Credit Agreement and in this Agreement shall be deemed to be references to the Credit Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Credit Agreement.

2.    Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if the documents and agreements set forth on Exhibit A have been executed and delivered to the Administrative Agent by the parties thereto.

3.    Consents to Name Change. The Company has advised the Administrative Agent and the Lenders that PSLF, Inc., a Missouri corporation desires to change its name to Pioneer Services Corp., a Missouri corporation (the “Name Change”). The consent of the Required Lenders is required under Section 5.3 of the Guaranty and Collateral Agreement and the consent of the Administrative Agent is required under Section 11.5 of the Credit Agreement.

Subject to the terms and conditions of this Agreement, and upon the effectiveness of this Agreement, and notwithstanding anything contained in the Loan Documents to the contrary, the Required Lenders and the Administrative Agent hereby consent to the Name Change, provided, however, the foregoing consent shall be void and of no force and effect if the Company shall not provide to the Administrative Agent evidence of the Name Change within five (5) Business Days following the filing with the Missouri Secretary of State of the Name Change together with all authorizing resolutions with respect thereto.
The consents contained in this Section 3 are specific in intent and are valid only for the specific purpose for which given. Nothing contained herein obligates the Administrative Agent or the Lenders to agree to any additional consents or waivers of any provisions of any of the Loan Documents.
4.    Amendments. The Credit Agreement is hereby amended as follows:

4.1    Investment Note Documents. The definition of Investment Note Documents in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

“Investment Note Documents -- means each of the 2009 Indenture, the Investment Notes and all other agreements, instruments and other documents pursuant to which the Investor Notes have been or will be issued or otherwise setting forth the terms of the Investor Notes.”
4.2    Borrowing Procedures. The last sentence of Section 2.2.2 is deleted in its entirety and replaced with the following:

“Each Base Rate borrowing shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $500,000, and each LIBOR borrowing shall be in an aggregate amount of at least $10,000,000 and an integral multiple of at least $2,500,000.”
4.3    Use of Proceeds. Section 10.6 of the Credit Agreement is deleted in its entirety and replaced with the following:

“10.6. Use of Proceeds. Use the proceeds of the Loans solely to pay Debt to be Repaid on the Closing Date, to prepay and/or pay principal on Investment Notes to the extent permitted under Section 11.3(d) and such payment is permitted pursuant to the terms of the applicable Investment Note Documents, to pay interest when due (including in connection with any prepayment) on Investment Notes to the extent permitted under Section 11.3(d) and such payment is permitted pursuant to the terms of the applicable Investment Note Documents, to prepay and/or pay principal on the Subordinated Notes to the extent permitted under Section 11.3(c) and the applicable Subordination Agreement, to pay interest when due (including in connection with any prepayment) on the Subordinated Notes to the extent permitted under Section 11.3(c) and the applicable Subordination Agreement, and to fund the purchase of Customer Notes and operations directly related thereto, including for working capital purposes consistent with the Companies’ ordinary course of business and consistent with past practices (for the avoidance of doubt, the purchase of Customer Notes for which the obligor is a military veteran and operations directly related thereto will be deemed consistent with past practices for purposes of this Agreement). In no event shall the Companies use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of “purchasing or carrying” any Margin Stock.”
4.4    Debt. Section 11.1(c) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(c) The Intercompany Notes, provided (1) such Debt shall not at any one time exceed $450,000,000 outstanding in the aggregate, (2) such Debt shall be evidenced by one or more demand promissory notes in the form of Exhibit J and pledged and delivered to Administrative Agent pursuant to the Collateral Documents, (3) such Debt accrues interest at a rate not to exceed the rates per annum as set forth on Exhibit J attached hereto, and (4) such Debt is at all times subordinate to the Obligations in a manner and to the extent satisfactory to the Administrative Agent and collaterally assigned to and in the possession of the Administrative Agent (and in the event any such notes are modified, amended, restated, or replaced, the Administrative Agent may substitute possession for any such existing notes for new notes (or take such other action as it deems necessary with respect to any modification or amendment thereto), and Schedule 1 of the Guarantee and Collateral Agreement shall, at such time, be deemed amended to reflect any such new notes or modifications or amendments thereto);”
4.5    Restricted Payments. Section 11.3(c) and Section 11.3(d) of the Credit Agreement are deleted in their entirety and replaced, respectively, with the following:

“(c) Pioneer may make any payment of principal or interest on or under the Subordinated Debt including any accrued but unpaid interest thereon at any time that (1) no Event of Default or Unmatured Event of Default exists or would result therefrom, and (2) such payment is permitted pursuant to the terms of the applicable Subordination Agreement;

(d)    Pioneer may (I) prepay the principal amount outstanding under any Investment Notes at any time that (a) no Event of Default or Unmatured Event of Default exists or would result therefrom, (b) the Company is in pro forma compliance (after giving effect to such prepayment) with the covenants in Section 11.13 as of the last day of the then most-recently completed Computation Period, (c) the Company has delivered to the Administrative Agent a Borrowing Base Certificate (as of the most recent Fiscal Month end) demonstrating no less than Five Million Dollars ($5,000,000) of Excess Availability on a pro forma basis as if the intended principal payment on the Subordinated Debt had been made on the last day of the month, together with the certifications contained therein, and the approval in writing by the Administrative Agent of such Borrowing Base Certificate and calculations contained therein, and (d) such payment is permitted pursuant to the terms of the applicable Investment Note Documents, (II) pay any interest, including accrued but unpaid interest, on any Investment Notes, at any time that no Event of Default or Unmatured Event of Default exists or would result therefrom and such payment is permitted pursuant to the terms of the applicable Investment Note Documents, and (III) pay at the stated maturity all of the principal amount outstanding under any Investment Notes, if at such time no Event of Default or Unmatured Event of Default exists or would result therefrom and such payment is permitted pursuant to the terms of the applicable Investment Note Documents; and”
4.6    Exhibit J-Form of Intercompany Note. The Form of Intercompany Note attached as Exhibit J to the Credit Agreement is deleted and replaced with the form of Intercompany Note attached hereto as Exhibit J.

5.    Representations and Warranties of each Company. Each Company hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders that (i) each Company’s execution of this Agreement has been duly authorized by all requisite action of each Company, (ii) no consents are necessary from any third parties for any Company’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of each Company enforceable against each Company in accordance with their terms, except to the extent that the enforceability thereof against any Company may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors’ rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 9 of the Credit Agreement are true and correct in all material respects as of the date hereof (without duplication of materiality qualifiers in any such representations and warranties) and to the extent any representation and warranty is made as of an earlier date, such representation and warranty is true and correct in all material respects (without duplication of materiality qualifiers in any such representations and warranties) as of such earlier date, and (v) after giving effect to this Agreement, there is no Unmatured Event of Default or Event of Default.

6.    Customer Identification - USA PATRIOT Act Notice. The Administrative Agent and the Required Lenders hereby notify each Company and each other Loan Party that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from time to time (including any successor statute) and together with all rules promulgated thereunder, collectively, the “Act”), they are required to obtain, verify and record information that identifies each Company and each other Loan Party, which information includes the name and address of each Company and each other Loan Party and other information that will allow the Administrative Agent and each Lender to identify each Company and each other Loan Party in accordance with the Act.

7.    Reaffirmation. Each Company hereby jointly and severally represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) no Company has any defense to its obligations under the Credit Agreement and the other Loan Documents, and the Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Liens of the Administrative Agent (held for the ratable benefit of the Lenders) granted by each Company in favor of the Administrative Agent under the Loan Documents secure all the Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) no Company has any claim against the Administrative Agent or any Lender arising from or in connection with the Credit Agreement or the other Loan Documents. Until the Obligations are paid in full in cash and all obligations and liabilities of each Company under this Agreement and the Loan Documents are performed and paid in full in cash, each Company agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Credit Agreement, the other Loan Documents, and in this Agreement. Each Company hereby jointly and severally ratifies and confirms the Obligations. This Agreement does not create or constitute, and is not, a novation of the Credit Agreement and the other Loan Documents.

8.    Release. AS A MATERIAL PART OF THE CONSIDERATION FOR THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS ENTERING INTO THIS AGREEMENT, EACH COMPANY, FOR ITSELF AND ITS OFFICERS, DIRECTORS, MEMBERS, MANAGERS, EMPLOYEES AND AGENTS (COLLECTIVELY “RELEASOR”) HEREBY IRREVOCABLY FOREVER RELEASES, FOREVER WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER, THE ISSUING LENDER AND THE ADMINISTRATIVE AGENT’S, EACH LENDER’S AND THE ISSUING LENDER’S PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “ADMINISTRATIVE AGENT AND LENDER GROUP”), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AGREEMENT, ARISING UNDER, ARISING IN CONNECTION WITH, ARISING FROM, OR RELATING TO, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, WHICH RELEASOR MAY HAVE OR CLAIM TO, HAVE AGAINST ANY OF ADMINISTRATIVE AGENT AND LENDER GROUP AS OF THE DATE HEREOF.

9.    Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

10.    Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11.    Fees and Expenses. Each Company shall promptly pay to the Administrative Agent all fees, expenses and other amounts owing to the Administrative Agent under the Credit Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable out-of-pocket fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

12.    Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile, PDF format or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

13.    Incorporation by Reference. The Administrative Agent, the Required Lenders and each Company hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference. This Agreement is a Loan Document.

14.    Notice - Oral Commitments Not Enforceable. The following notice is given pursuant to Section 815 ILCS 160/1 et seq of the Illinois Revised Statutes. Nothing contained in the following notice shall be deemed to limit or modify the terms of this Agreement and the other Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED AND THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. TO PROTECT COMPANY AND EACH OTHER LOAN PARTY (COMPANY) AND THE ADMINISTRATIVE AGENT AND THE LENDERS (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE COMPANY AND THE ADMINISTRATIVE AGENT AND THE LENDERS REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Each Company acknowledges that there are no other agreements between or among the Administrative Agent, Lenders, any Company and/or the Loan Parties, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
15.    Notice-Insurance. UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH ANY OF YOUR ASSETS OR OPERATIONS. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.
PIONEER FINANCIAL SERVICES, INC.,
a Missouri corporation, as Borrowing Agent and as a Company

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

PIONEER FUNDING, INC.,
a Nevada corporation, as a Company

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

PSLF, INC.,
a Missouri corporation, as a Company

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

PIONEER SERVICES SALES FINANCE, INC.,
a Nevada corporation, as a Company

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

THE PRIVATEBANK AND TRUST COMPANY,
as Administrative Agent, as Issuing Lender and
as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

ARVEST BANK, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

BANK MIDWEST, a division of NBH Bank, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

BANK OF BLUE VALLEY, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

BANCFIRST, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

CITIZENS BANK & TRUST COMPANY,
as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

ENTERPRISE BANK & TRUST, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

UNITED BANK & CAPITAL TRUST COMPANY, as successor by merger with First Citizens Bank, Inc., as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

STIFEL BANK & TRUST, as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

UMB BANK, N.A., as a Lender

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

Exhibit A
Documents and Requirements

1.	Amendment No. 2 to Credit Agreement executed by each Company, the Administrative Agent and the Required Lenders.

2.	Reaffirmation of Guaranty executed by MidCountry Financial Corp., a Georgia corporation.

3.	Copy of a Good Standing Certificates for Pioneer Financial Services, Inc. from the Secretary of State of Missouri.

4.	Copy of a Good Standing Certificates for Pioneer Funding, Inc. from the Secretary of State of Nevada.

5.	Copy of a Good Standing Certificates for PSLF, Inc. from the Secretary of State of Missouri.

6.	Copy of a Good Standing Certificates for Pioneer Services Sales Finance, Inc. from the Secretary of State of Nevada.

7.	Copy of a Good Standing Certificates for MidCountry Financial Corp. from the Secretary of State of Georgia.

EXHIBIT J
FORM OF INTERCOMPANY NOTE
SECOND AMENDED AND RESTATED UNSECURED SUBSIDIARY REVOLVING NOTE
[_______________]      [•________], ___
PAYMENTS, DISBURSEMENTS AND INTEREST
FOR VALUE RECEIVED, the undersigned “Maker” promises to pay to the order of Pioneer Financial Services, Inc., a Missouri corporation (hereinafter called “Lender”), at its main office, ON DEMAND, the principal sum of [_______________] Dollars or, if less, the aggregate unpaid amounts of all principal advanced to the Maker by the Lender under this Note, together with interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until paid, at the rate set forth below. Amounts outstanding under this Note will bear interest (i) from the date hereof through [_______] at [__]% and (ii) at all times thereafter, at the option of the Maker, at a rate per annum equal to:

(a)	the sum of the Base Rate (as defined below) from time to time in effect plus 3.25% (a “Base Rate Note”); or

(b)	the sum of the LIBOR Rate (as defined below) applicable to each Interest Period plus 4.25% (a “LIBOR Note”).

The Maker may, upon notice or annotation in its books and records (such notice or annotation, a “Notice of Conversion/Continuation”): (i) elect as of any Business Day (as defined below) to convert this Note (or any portion of this Note) from a Base Rate Note to a LIBOR Note, or (ii) elect, as of the last day of an Interest Period, to continue this Note (or any portion of this Note) as a LIBOR Note for a new Interest Period or to convert this Note (or any portion of this Note) from a LIBOR Note to a Base Rate Note.
Each Notice of Conversion/Continuation shall specify (i) the proposed date of conversion or continuation, (ii) the aggregate amount of the Base Rate Note or LIBOR Note to be converted or continued, (iii) the interest rate resulting from the proposed conversion or continuation and (iv) in the case of a conversion into, or continuation of, a LIBOR Note, the duration of the requested Interest Period therefor. If upon the expiration of the Interest Period, the Maker has failed to select timely a new applicable Interest Period, the Maker shall be deemed to have elected to convert this Note into a one-month LIBOR Rate Note effective on the last day of such Interest Period.
Unless Lender, in its sole discretion, may from time to time otherwise direct, all payments shall be applied first to payment of accrued interest, and then to reduction of the principal sum due hereunder. Accrued interest on each Base Rate Note shall be payable in arrears on the last day of each calendar month and on demand. Accrued interest on each LIBOR Note shall be payable monthly on the last day of each one month anniversary of such Interest Period relating to such LIBOR Note, upon a prepayment of such LIBOR Note, and on demand. This Note shall bear interest after demand, whether by reason of acceleration or otherwise, at a rate of interest equal to two percent (2%) in excess of the rate stated above until paid in full, and such interest shall be compounded annually if not paid annually. Any part of the outstanding principal balance hereof may be paid prior to demand and if less than the full amount due hereunder is paid, the undersigned may from time to time until demand receive, but the Lender has no commitment to make, further disbursements hereunder; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this Note; and provided further, that each and every disbursement made under this Note shall be at the Lender’s sole discretion. In the event the undersigned pays any part of the principal balance hereof prior to demand or, in accordance with the terms hereof, receives any additional disbursements of principal hereunder, the principal amount due hereunder shall presumptively be the last amount stated in the Lender’s books and records. Notwithstanding the foregoing, the undersigned hereby authorize(s) the Lender to make notations on a schedule of disbursements and payments (or Lender’s computer-generated grid) from time to time to evidence payments and disbursements hereunder.

The Lender shall record in its records, the date and amount of each advance hereunder, each repayment or conversion thereof and, in the case of each LIBOR Note, the dates on which each Interest Period for such Note shall begin and end.  The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount outstanding hereunder owing and unpaid.  The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the obligations and liabilities of the Maker hereunder to repay the principal amount of the Note hereunder, together with all interest accruing thereon.
ACCELERATION AND EVENTS OF DEFAULT
Without limitation on the ON DEMAND maturity of this Note, the holder may, without demand or notice of any kind, declare this Note immediately due and payable in full at any time that the holder deems itself insecure for any reason whatsoever. Upon the occurrence of any of the following events of default: (1)  dissolution of, or termination of existence of the Maker; (2) the failure of the Maker to pay debts as they mature; or (3) appointment of a receiver of or for any part of the property of the Maker, an assignment for the benefit of creditors by the Maker; or the commencement of any proceedings under bankruptcy or insolvency laws by or against the Maker then this Note and all other obligations of the Maker to the holder hereof shall immediately become due and payable in full without notice or demand.
DEFINED TERMS
For purposes of this Note, the following terms shall have the following meanings:
“Base Rate” means at any time the greater of (a) the Federal Funds Rate plus 0.5%, or (b) the Prime Rate; provided, that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Note.
“Business Day” means a day on which commercial banking institutions are open for commercial banking business and, in the case of a Business Day which relates to a LIBOR Note, on which dealings are carried on in the London interbank Eurodollar market.
“Federal Funds Rate” means, for any day, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal funds brokers of recognized standing selected by the Lender. The Lender’s determination of such rate shall be binding and conclusive absent manifest error.
“Interest Period” means the period commencing on the date the Note is continued as or converted into a LIBOR Note and ending on the date one, two, or three months thereafter as selected by the Maker pursuant to the terms of the Note; provided that:

(a)
if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such interest period into another calendar month, in which event such Interest Period shall end on the preceding Business Day; and

(b)
any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period.

“LIBOR Rate” means a rate of interest equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the LIBOR Note amount and for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if the banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the

Lender in its reasonable discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the LIBOR Rate is otherwise determined by the Lender in its reasonable discretion, divided by (b) a number determined by subtracting 1.00 from the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D of the Board of Governors of the Federal Reserve System (or any successor category of liabilities under Regulation D of the Board of Governors of the Federal Reserve System), such rate to remain fixed for such Interest Period. If at any time the LIBOR Rate is less than zero, such rate shall be deemed to be zero for purposes of this Note. The Lender’s determination of the LIBOR Rate shall be conclusive, absent manifest error.
“Prime Rate” means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Lender as its prime rate (whether or not such rate is actually charged by the Lender), which is not intended to be the Lender’s lowest or most favorable rate of interest at any one time. Any change in the Prime Rate announced by the Lender shall take effect at the opening of business on the day specified in the public announcement of such change; provided that the Lender shall not be obligated to give notice of any change in the Prime Rate.
MISSOURI LAW
The interpretation of this instrument and the rights and remedies of the parties hereto shall be governed by the laws of the State of Missouri without reference to conflicts of law principals thereunder.
NO WAIVERS
Any failure by the holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.
HEADINGS
All headings or titles appearing in this Note are used as a matter of convenience only and shall not affect the interpretation of the provisions hereof.
SECURITY
This not is not secured by any asset of Maker or any other person or entity and at no time shall this Note be secured by any asset of Maker or any other person.
ASSIGNMENT
Lender may not assign this Note and all rights hereunder without the prior written consent of the Maker’s then-existing senior lender (or agent therefor).
THIS SECOND AMENDED AND RESTATED UNSECURED SUBSIDIARY REVOLVING NOTE (THE “AMENDED NOTE”) AMENDS AND RESTATES IN ITS ENTIRETY, AND IS ISSUED IN SUBSTITUTION FOR AND REPLACEMENT OF THAT CERTAIN AMENDED AND RESTATED UNSECURED SUBSIDIARY REVOLVING GRID NOTE DATED [______________] IN THE AMOUNT OF $[_____________] (THE “ORIGINAL NOTE”) MADE BY THE UNDERSIGNED IN FAVOR OF THE LENDER. THIS NOTE DOES NOT CONSTITUTE A NOVATION OF THE INDEBTEDNESS FOR BORROWED MONEY EVIDENCED BY THE ORIGINAL NOTE, AND IS NOT GIVEN BY THE UNDERSIGNED OR ACCEPTED BY THE LENDER IN SATISFACTION OF THE ORIGINAL NOTE OR AS A NOVATION WITH RESPECT THERETO.

[__________], a [_________] [corporation/limited liability company/partnership]

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________

INDORSEMENT OF NOTE

This Indorsement of Note is attached to and made a part of that certain Second Amended and Restated Unsecured Subsidiary Revolving Note, dated ______________, ____, made by __________________, a _________ corporation in favor of __________________, a __________ corporation (as amended, restated, supplemented or otherwise modified from time to time, the “Note”).
The undersigned hereby indorses the note to the order of _____________________, and does hereby irrevocably constitute and appoint ___________________________________________, or its duly authorized representative, attorney to transfer said note with full power of substitution in the premises. This Indorsement of Note is coupled with an interest.

Dated: ________________

Pioneer Financial Services, Inc.,
a Missouri corporation

By: _______________________________
Name:     _______________________________
Title:     _______________________________

UNCONDITIONAL REAFFIRMATION OF GUARANTY (this “Reaffirmation”)
The undersigned, MidCountry Financial Corp., a Georgia corporation (“Guarantor”) has reviewed Amendment No. 2 to Credit Agreement, of even date herewith, by and among Pioneer Financial Services, Inc., a Missouri corporation, Pioneer Funding, Inc., a Nevada corporation, PSLF, Inc., a Missouri corporation, and Pioneer Services Sales Finance, Inc., a Nevada corporation, jointly and severally (individually and collectively, the “Company”), the Required Lenders, and The PrivateBank and Trust Company, as administrative agent for the Lenders, (the “Agreement”), and all other documents and financial statements the undersigned deems necessary relating to the Company. The undersigned has signed the Guaranty and Collateral Agreement dated as of December 23, 2015 (the “Guaranty”). Capitalized terms used herein, but not defined herein, unless otherwise noted, shall have the meanings set forth in the Agreement or, if not defined therein, as defined in the Guaranty.
Guarantor acknowledges receipt of the Agreement, acknowledges and consents to all changes set forth in the Agreement, and agrees that all such changes are in the best interests of Company and Guarantor. In consideration of financial accommodations granted and which may hereafter be granted to Company by the Administrative Agent, the Required Lenders and/or the Lenders, in consideration of the Administrative Agent and the Lenders’ reliance on the Guaranty, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor irrevocably and unconditionally reaffirms pursuant to the terms of the Guaranty, Guarantor’s unconditional continuing guarantee of the payment and performance of all Guarantor Obligations and the Company Obligations, and the grant of a Lien in favor of the Administrative Agent on all of the Holdings Collateral, and the undersigned further agrees that the validity and enforceability of the Guaranty is not and shall not be affected in any way or manner by the Agreement.
Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to the Administrative Agent and the Lenders that: (i) the Guaranty and each other Loan Document to which Guarantor is a party is in full force and effect, (ii) this Reaffirmation has been duly authorized by all requisite action of Guarantor, (iii) no consents are necessary from any third Person for Guarantor’s execution, delivery or performance of this Reaffirmation which have not been obtained, (iv) this Reaffirmation, the Guaranty, and each other Loan Document to which Guarantor is a party constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors’ rights generally or by the application of equity principles, (v) the Guaranty, and each other Loan Document to which Guarantor is a party are each hereby reaffirmed and ratified without qualification and are and remain in full force and effect, (vi) the Liens granted by Guarantor in favor of the Administrative Agent under the Guaranty and the other Loan Documents, secure all the Company Obligations and all the Guarantor Obligations, are perfected, continue in full force and effect, and are hereby reaffirmed, and Guarantor agrees that to the extent that any such Loan Document purports to grant, assign or pledge to the Administrative Agent a Lien on, any asset as security for the Company Obligations and the Guarantor Obligations, such pledge, assignment and/or grant of the Lien is hereby ratified and confirmed in all respects, and (vii) each of the representations and warranties made by the Guarantor in the Guaranty and the other Loan Documents to which Guarantor is a party are true and correct in all material respects as of the date hereof (except that if a qualifier relating to materiality or Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true, correct and complete in all respects as written) and to the extent any representation and warranty is made as of an earlier date, such representation and warranty is true and correct in all material respects (except that if a qualifier relating to materiality or Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true, correct and complete in all respects as written) as of such earlier date.
Guarantor hereby unconditionally reaffirms, covenants, represents, warrants, acknowledges and confirms to the Administrative Agent and the Lenders that, as of the date hereof, Guarantor has no defenses to its obligations under Guaranty, and each other Loan Document to which it is a party, arising out of or relating to any facts or circumstances existing on or before the date hereof, known or unknown, to the Guarantor, Company or any Loan Party, and as of the date hereof, Guarantor has no claim against the Administrative Agent or any Lender arising from or in connection with the Guaranty or the other Loan Documents to which it is a party.

The Administrative Agent and Guarantor agree that notwithstanding anything contained in the Guaranty to the contrary, Guarantor shall not be deemed under the Guaranty to be a guarantor of any Hedging Obligations to the extent that the providing of such guaranty by Guarantor would violate the Commodity Exchange Act by virtue of Guarantor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty becomes effective with respect to such Hedging Obligations. Guarantor shall not be deemed under the Guaranty to be a guarantor of any Excluded Hedging Obligations.
AS A MATERIAL PART OF THE CONSIDERATION FOR THE ADMINISTRATIVE AGENT AND THE REQUIRED LENDERS ENTERING INTO THE AGREEMENT, GUARANTOR, FOR ITSELF AND ITS OFFICERS, DIRECTORS, STOCKHOLDERS, EMPLOYEES, AND AGENTS AND EACH OF THEIR SUCCESSORS AND ASSIGNS (COLLECTIVELY “RELEASOR”) HEREBY IRREVOCABLY FOREVER RELEASES, FOREVER WAIVES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT, EACH LENDER, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (HEREINAFTER ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “ADMINISTRATIVE AGENT AND LENDER GROUP”), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS REAFFIRMATION, ARISING UNDER, ARISING IN CONNECTION WITH, ARISING FROM, OR RELATING TO THE CREDIT AGREEMENT, THE GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED, WHICH RELEASOR MAY HAVE OR CLAIM TO, HAVE AGAINST ANY OF ADMINISTRATIVE AGENT AND LENDER GROUP AS OF THE DATE HEREOF.
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Guarantor has caused this Unconditional Reaffirmation of Guaranty to be duly executed and delivered by its duly authorized officer as of May 31, 2017.

MidCountry Financial Corp.,
a Georgia corporation

By: ____________________________________________
Name: ____________________________________________
Title: ____________________________________________